SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           For the month of May, 1997



                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             ----------------------
                            (State of Incorporation)

             575 Madison Avenue, New York, New York 10022     Suite 1006
               -----------------------------------------------------------
                    (Address of principal executive offices)

                                  212-605-0417
                                ----------------
                               (Telephone number)

              0-12500                                   13-3145265
          -------------------                        ------------------
          Commission File No.                        IRS Employer ID No.



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Item 5.  Other Events

     On May 20, 1997, Mr. Natan Schwartz resigned as a director of the Company. The Company has not appointed a director at this time to fill the vacancy caused by Mr. Schwartz's resignation.

Item 7.  Exhibits.

     None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Isramco, Inc.
                                           (registrant)


    May 21, 1997                           By:  /s/Haim Tsuff
    -----------                                 --------------------------------
      (date)                                       Haim Tsuff
                                                   Chairman of the Board






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